SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

MW BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MW Bancorp, Inc.

2110 Beechmont Avenue

Cincinnati, OH 45230

(513) 231-7871

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2015 annual meeting of stockholders of MW Bancorp, Inc. ("MWBC"), will be held at Anderson Center, 7850 Five Mile Road, Cincinnati, OH 45230, on October 27, 2015, at 2:00 p.m., Eastern Daylight Saving Time (the "Annual Meeting"), for the following purposes:

1.	To elect two directors of MWBC for terms expiring in 2018;

2.	To ratify the selection of Elliott Davis Decosimo, LLC, as MWBC's independent registered public accounting firm for fiscal year 2016; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

These matters are more completely described in the accompanying Proxy Statement.

Only MWBC stockholders of record at the close of business on September 4, 2015, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Alternatively, you may submit your proxy electronically by following the instructions for internet voting accompanying the enclosed Proxy. If you submit a Proxy, you may still vote in person in the event you attend the Annual Meeting.

To obtain directions to attend the Annual Meeting and vote in person, please call Michelle L. Alltop at (513) 231-7871.

By Order of the Board of Directors

/s/ Michelle L. Alltop

September 25, 2015	Michelle L. Alltop, Secretary

MW Bancorp, Inc.

2110 Beechmont Avenue

Cincinnati, OH 45230

(513) 231-7871

PROXY STATEMENT

PROXIES

The enclosed Proxy is being solicited by the Board of Directors of MW Bancorp, Inc. ("MWBC"), a Maryland corporation, for use at the 2015 annual meeting of stockholders of MWBC (the "Annual Meeting") and at any adjournments of the Annual Meeting. The Annual Meeting will be held on October 27, 2015 at Anderson Center, 7850 Five Mile Road, Cincinnati, Ohio at 2:00 p.m., Eastern Daylight Saving Time. Without affecting any vote previously taken, you may revoke your Proxy by a later dated proxy received by MWBC before the Proxy is exercised or by giving notice of revocation to MWBC in writing before the Annual Meeting or in open meeting. Your attendance at the Annual Meeting will not, by itself, revoke your Proxy.

Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific instructions to the contrary, will be voted:

FOR the election of John W. Croxton and David M. Tedtman as directors of MWBC for terms expiring in 2018; and

FOR the ratification of Elliott Davis Decosimo, LLC ("EDD") as MWBC's independent registered public accounting firm for fiscal year 2016.

Proxies may be solicited, for no additional compensation, by the directors, officers and other employees of MWBC or its wholly-owned subsidiary, Watch Hill Bank (the "Bank"), in person or by mail, telephone, facsimile or electronic mail only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The costs of soliciting Proxies, including preparation, printing and mailing expenses, will be paid by MWBC.

You may submit a Proxy by completing, signing, dating and promptly returning the enclosed Proxy in the envelope provided. Alternatively, you may submit a Proxy electronically by visiting the internet voting site at www.investorvote.com/MWBC.  Enter your Voter Control Number circled on the front of the enclosed Proxy in the shaded bar and follow the prompts to vote your Proxy.  The deadline for submitting your Proxy electronically is October 27, 2015, at 1:00 a.m. Central Daylight Saving Time.  Stockholders who submit Proxies by the Internet will incur only their usual Internet access charges, if any.

Only stockholders of record as of the close of business on September 4, 2015 are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each share owned. MWBC's records show that, as of September 4, 2015, there were 876,163 votes entitled to be cast at the Annual Meeting.

This Proxy Statement is first being mailed to stockholders of MWBC on or about September 25, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to be Held on October 27, 2015.

MWBC's proxy statement for the 2015 Annual Meeting, MWBC's 2015 Annual Report on Form 10-K and a sample of the form of Proxy sent by MWBC are available by going to MWBC's Internet website at www.watchhillbank.com/investor-relations/.

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To obtain directions to attend the Annual Meeting and vote in person, please call Michelle L. Alltop at (513) 231-7871.

VOTES REQUIRED

Quorum. Shares of common stock represented by properly executed proxies returned to MWBC prior to the Annual Meeting will be counted toward the establishment of a quorum at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of MWBC’s shares entitled to vote at the Annual Meeting is required to establish a quorum.

Director elections. The two nominees receiving the greatest number of votes for the class of directors whose terms expire in 2018 will be elected as directors for that term.

Ratification of selection of independent registered public accounting firm. The affirmative vote of a majority of the shares cast at the Annual Meeting is required to ratify the selection of EDD as our independent registered public accounting firm for fiscal year 2016.

Effect of broker non-votes and abstentions. Brokers who hold shares of common stock in street name may, under the applicable regulations of the Securities and Exchange Commission (the "SEC") and the rules of exchanges and other self-regulatory organizations of which the brokers are members, sign and submit proxies for shares of MWBC common stock and may vote such shares on certain matters. However, brokers who hold shares in street name may not vote such shares on other matters without specific instruction from the customer who owns the shares. Proxies signed and submitted by brokers that have not been voted on certain matters are referred to as representing "broker non-votes."

Broker non-votes and abstentions count toward the establishment of a quorum for the Annual Meeting. Under applicable stock exchange rules, member brokers are not permitted to vote without customer instruction with respect to the election of directors. Neither broker non-votes nor abstentions will have an effect on the election of directors. Broker non-votes and abstentions will not be counted as votes cast and therefore will not have any effect on the ratification of the selection of EDD as our independent registered public accounting firm.

Voting Securities and Ownership of Certain Beneficial

Owners and Management

The following table sets forth certain information with respect to the only person known to MWBC to own beneficially more than five percent of MWBC's outstanding shares of common stock as of September 4, 2015:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Common Shares Outstanding
Community Bank of Pleasant Hill, Trustee Watch Hill Bank's Employee Stock Ownership Plan 1901 Frederick Ave., Suite 100 St. Joseph, MO 64501	70,093	(1)	8.00%

(1)	All of the shares are held by Community Bank of Pleasant Hill as Trustee for Watch Hill Bank's Employee Stock Ownership Plan (the "ESOP"). None of the shares of MWBC common stock held in the ESOP trust on September 4, 2015, had been allocated to the accounts of ESOP participants. Under such circumstances, the ESOP provides that each participant may instruct the Trustee how to vote one share of stock, and the Trustee must vote all other shares held in the ESOP Trust in the same proportion as the instructions received. The Trustee may override the voting directions of participants or dispose of shares held in the ESOP Trust only under limited circumstances specified in the ESOP or by law.

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The following table sets forth certain information with respect to the number of common shares of MWBC beneficially owned by each director of MWBC and each executive officer named in the Summary Compensation Table, and by all directors and executive officers of MWBC as a group as of September 4, 2015:

	Amount and Nature of Beneficial Ownership
Name	Sole Voting and Investment Power	Shared Voting and Investment Power (1)	Percent of Common Shares Outstanding

Bernard G. Buerger	10,000	10,000	2.28%
John W. Croxton	6,300	10,000	1.86%
Gerald E. Grove	10,000	10,000	2.28%
Gregory P. Niesen	14,000	8,500	2.57%
David M. Tedtman	-	-	-
Bruce N. Thompson	10,000	10,000	2.28%
Michelle L. Alltop	2,700	-	0.31%
Karan A. Kiser	10,000	-	1.14%
All directors and executive officers of MWBC as a group (9 persons)	63,000	48,500	12.73%

(1)	The shares held with shared voting and investment power are held by the named person's spouse.

PROXY ITEM 1: ELECTION OF DIRECTORS

Election of Directors

The Articles of Incorporation and the Bylaws of MW Bancorp, Inc. provide for a Board of Directors (the "Board") consisting initially of five directors. The number can be fixed from time to time exclusively by vote of the Board, but the number can never be less than the minimum number of directors required by the Maryland General Corporation Law. On March 31, 2015, the Board increased the number of directors to six. The directors are divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class expiring at this first annual meeting of stockholders, the term of office of the second class expiring at the annual meeting of stockholders one year thereafter and the term of office of the third class expiring at the annual meeting of stockholders two years thereafter. Directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election or for such shorter period of time as the Board may determine.

In accordance with Section 6(b) of our Bylaws, nominees for election as directors may be proposed only by the directors or by any stockholder of record on the date such stockholder gives the notice provided for in this section. To be timely, a stockholder's notice generally must be delivered or mailed to and received by the Secretary at the principal executive office of MWBC not less than 110 days nor more than 120 days prior to the anniversary of the prior year's annual meeting of stockholders. If, however, the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year's annual meeting, a stockholder's written notice shall be timely only if delivered or mailed to and received by the Secretary of MWBC no earlier than the day on which public disclosure of the date of such annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of such annual meeting is first made. With respect to this first annual meeting of stockholders of MWBC, notice by the stockholder would have been timely if delivered or mailed to and received by the Secretary of MWBC not later than the close of business on the later of (i) the 120th day prior to the date of the annual meeting and (ii) the 10th day following the day on which public disclosure of the date of the annual meeting was first made. In the case of a nominee proposed for election at a special meeting of stockholders at which directors are to be elected, such written notice of a proposed nominee by a stockholder must be received not later than the close of business on the seventh day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. A stockholder's notice must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person's qualification to serve on the Board; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of these Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on MWBC's books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the number of shares of capital stock of MWBC which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee an any other person or person (including their names) pursuant to which the nominations(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

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The Nominating and Corporate Governance Committee will consider nominees for directors of MWBC recommended by a stockholder who submits the person's name and qualifications in writing in accordance with our Bylaws. The Nominating and Corporate Governance Committee does not consider stockholder-recommended candidates differently from others. The Nominating and Corporate Governance Committee will use its best efforts to maintain at least one independent director who meets the definition of "audit committee financial expert" under SEC regulations. A candidate must meet the eligibility requirements set forth in the Bylaws of MWBC. The Nominating and Corporate Governance Committee considers a potential director's:

•	ability to contribute to the Board;

•	experience;

•	familiarity with and participation in the local community;

•	integrity;

•	stockholder interest and dedication; and

•	independence.

The Nominating and Corporate Governance Committee will also consider any other factors it deems relevant to a candidate's nomination, including the extent to which a candidate helps the Board reflect the diversity of MWBC's stockholders, employees, customers and communities.

The Nominating and Corporate Governance Committee makes its recommendations to the Board. Nominees are selected by majority vote of the full Board.

The Board proposes the election of the following persons, both of whom were recommended by the Nominating and Corporate Governance Committee, to terms that will expire in 2018:

Name	Age	Position(s) Held	Director of Bank Since	Director of MWBC Since

John W. Croxton	86	Director	1983	2014
David M. Tedtman	57	Director	N/A	2015

If either nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board recommends.

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The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name	Age	Position(s) Held	Director of Bank Since	Director of MWBC Since	Term Expires

Bernard G. Buerger	69	Chairman of the Board	1991	2014	2016
Gregory P. Niesen	49	President, Chief Executive Officer and Director	2012	2014	2016
Gerald E. Grove	78	Director	1995	2014	2017
Bruce N. Thompson	66	Director	2006	2014	2017

All of the directors of MWBC are also directors of the Bank, except Mr. Tedtman, who joined the Board of MWBC in March 2015.

Bernard G. Buerger, 69, is a Certified Public Accountant who is a member in Fermann & Company, LLC, located in Cincinnati. Mr. Buerger has served as a director of the Bank since 1991. Mr. Buerger has lived in the local community much of his life. As a result, he understands the needs of the communities the Bank serves. His experience as a Certified Public Accountant qualifies him to serve as an "audit committee financial expert" under SEC regulations.

John W. Croxton, 86, is the funeral director of T. P. White and Sons Funeral Home in Cincinnati, Ohio. Mr. Croxton has served as a director of the Bank since 1983. As funeral director of T. P. White and Sons Funeral Home in Cincinnati, Ohio, Mr. Croxton knows and understands management and customer service.

Gerald E. Grove, 78, is a retired Executive Director for the Anderson Area Chamber of Commerce. Mr. Grove was Vice President and Store Manager of the local Lazarus department store (now Macy's) for 14 years. He also served as Vice Chairman of Mercy Hospital's Delivery Care Board. Mr. Grove has served as a director of the Bank since 1995. Mr. Grove has lived in the local community much of his life. His experience as Executive Director for the Anderson Area Chamber of Commerce provides a unique knowledge of the businesses and neighborhoods in the Bank's lending area.

David M. Tedtman, 57, is a Certified Public Accountant and is a retired partner from BKD, LLP, a public accounting firm. He has over 30 years of experience in public accounting, serving the financial institutions industry, and is currently a self-employed consultant, assisting financial institutions with accounting and regulatory reporting.

Bruce N. Thompson, 66, is a retired Vice President and Manager of Fifth Third Bank. Mr. Thompson has served as a director of the Bank since 2006. Mr. Thompson has lived in the local community much of his life. As a result, he understands the needs of the communities the Bank serves. His experience provides business knowledge of the local economy, bank operations, and working with people as customers and employees.

Gregory P. Niesen, 49, is our President and Chief Executive Officer and has served in those capacities with the Bank since June 2012. Mr. Niesen has served as a director of the Bank since June 2012. Mr. Niesen previously served as the President and Chief Executive Officer of RiverHills Bank from January 2005 through May 2012. As a result, he understands the needs of the communities the Bank serves. His experience at the Bank includes all facets of the Bank, including lending. Mr. Niesen is a Certified Public Accountant who previously worked for one of the top ten CPA firms in the United States and specialized in community banks. He also worked as a senior executive at two of the largest community banks in Cincinnati, Ohio.

MWBC’s Board has determined that all of the directors except Mr. Niesen are "independent" under the listing standards of The NASDAQ Stock Market, LLC ("NASDAQ"), although MWBC is not subject to such standards as its stock is not listed on any stock exchange. In determining independence, the Board considered loan and deposit relationships with each director, although NASDAQ rules do not deem such relationships to disqualify a director from being deemed independent. The Board does not believe such relationships interfere with a director's exercise of independent judgment in carrying out the director's responsibilities as a director. None of the companies by which the directors are employed is a parent, subsidiary or other affiliate of MWBC, except the Bank.

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Meetings of Directors

The Board of MWBC, which was formed in connection with the Bank's mutual-to-stock conversion completed in January 2015, met twice for regularly scheduled and special meetings during the year ended June 30, 2015. Each director attended all of the meetings of the Board and the meetings held by all committees of the Board on which the director served during fiscal year 2015.

Each director of MWBC, with the exception of Mr. Tedtman, is also a director of the Bank. The board of directors of the Bank met 14 times for regularly scheduled and special meetings during the year ended June 30, 2015.

Board Leadership Structure and Role in Risk Oversight

The Board provides risk oversight primarily through the full Board and the Audit Committee. The Audit Committee meets quarterly and reviews the results of the Bank's internal audit work, compliance with the review requirements of Section 404 of the Sarbanes-Oxley Act of 2002, third-party loan review and financial reporting on annual and quarterly reports filed with the SEC. The Audit Committee meets with the Bank's internal audit outsource liaison and the external auditors, both with and without the executive officers present.

The Board also receives monthly financial, liquidity risk and loan performance reports. In addition, the Board receives quarterly reports on interest rate risk. This reporting is accompanied by presentations from our executive officers.

The Compensation Committee reviews risks associated with our compensation policies, plans and practices and discusses such risks with the full Board. The Compensation Committee does not believe that MWBC's compensation policies and practices for its employees are reasonably likely to have a material adverse effect on MWBC.

Mr. Buerger currently serves as Chairman of the Board and Mr. Niesen as Chief Executive Officer. The Board believes that separating the roles of Chairman of the Board and Chief Executive Officer is appropriate for MWBC at this time.  The separation facilitates the exercise of independent oversight of management by, and communication among, non-management directors when appropriate. The Board's role in risk oversight has not, to date, had any effect on the Board's leadership structure.

Committees of Directors

The Board of MWBC has an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee.

The Audit Committee is responsible for overseeing (i) MWBC's accounting and financial reporting processes and the audits of MWBC's financial statements; (ii) the independent registered public accountants' qualifications and independence; (iii) the performance of MWBC's independent registered public accountant; and (iv) MWBC's system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance. For a more complete description of the Audit Committee's responsibilities, see "AUDIT COMMITTEE REPORT." The Board has determined that all members of the Audit Committee are independent under the listing standards of NASDAQ. A copy of the Audit Committee Charter is available on MWBC's website at www.watchhillbank.com under the "Investor Relations" tab.

The Nominating and Corporate Governance Committee assists the Board in (i) identifying qualified individuals to become directors; (ii) determining the size and composition of the Board and its committees; (iii) monitoring a process to assess Board effectiveness; and (iv) developing and implementing MWBC's corporate governance guidelines. The members of the Nominating and Corporate Governance Committee are independent under the listing standards of NASDAQ. A copy of the Nominating and Corporate Governance Committee Charter is available on MWBC's website at www.watchhillbank.com under the "Investor Relations" tab.

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The responsibilities of the Compensation Committee include assisting the Board in fulfilling its responsibilities relating to the compensation and benefits provided to MWBC's executive management and Board. The Compensation Committee is authorized to review, evaluate and recommend various benefit plans and overall compensation for MWBC and its wholly-owned subsidiaries. The members of the Compensation Committee are independent under the listing standards of NASDAQ. A copy of the Compensation Committee Charter is available on MWBC's website at www.watchhillbank.com under the "Investor Relations" tab.

The following table summarizes the membership of the Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Bernard G. Buerger	Chair	X	Chair
John W. Croxton	X
Gerald E. Grove	X	Chair	X
David M. Tedtman		X	X
Bruce N. Thompson	X	X	X
Number of Meetings Held – 2015	3	1	1

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Processes and Procedures for Determining Director and Executive Officer Compensation

Annually, management develops a financial plan for the next year. During this planning process, management reviews current salary levels along with incentive and other benefit plans. The Chief Executive Officer then meets with the Compensation Committee to provide compensation recommendations for all executive officers other than himself. With the assistance of the Bank's Chief Financial Officer, he provides the Compensation Committee with salary surveys and peer information for comparison with the recommended salaries for executive officers and to assist the Compensation Committee in forming a recommendation for the Chief Executive Officer's compensation. The Compensation Committee reviews the information provided to it and determines officer salary recommendations for the year. The Compensation Committee does not delegate such authority. The Compensation Committee has the authority to hire outside consultants for specific projects, but has not done so. The Committee presents its recommendations to the full Board for its review and approval.

Prior to the consummation of the Bank's mutual-to-stock conversion and the acquisition of the Bank by the newly organized MWBC, all compensation to directors and executive officers was paid by the Bank. The Bank still pays all officer compensation, but MWBC now pays fees to the directors for the quarterly MWB Board meetings and for MWBC Board committee meetings. Also, for the first half of fiscal year 2014, the Bank paid Mr. Niesen $3,025 for his service as a director of the Bank. Beginning in January 2014, Mr. Niesen is no longer paid separately for service as a director of either MWBC or the Bank.

Neither MWBC nor the Bank has an incentive compensation plan currently; however, individual discretionary cash bonuses were awarded in 2015 for the work performed to successfully complete the mutual-to-stock conversion.

Directors’ fees for both MWBC and the Bank are set by the full Board of MWBC, with participation by the Chief Executive Officer.

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Non-Employee Director Compensation

During fiscal year 2015, for meetings held through March 2015, the Bank paid each non-employee director a flat monthly fee for service as a director of the Bank. The amount of the monthly fee was different for each director, as follows:

Bernard G. Buerger	$2,250
John W. Croxton	$2,400
Gerald E. Grove	$2,320
Bruce N. Thompson	$2,420

Mr. Tedtman began attending meetings in April 2015 and was never a director of the Bank, so he was never compensated with a flat monthly fee.

Starting with meetings held in April 2015, the fee structure was changed. Only non-employee directors are compensated for service as directors, and their fees are based on the meetings attended. The following table describes the fees paid to our non-employee directors since April 2015:

2015
Attendance fee per meeting:
MWBC Board Meeting	$750
Bank Board Meeting	1,875
Audit Committee Meeting	750
Compensation Committee Meeting	500
Nominating and Corporate Governance Committee Meeting	500
Strategic Planning Meeting (Chairman only)	1,000

The fees for attendance at Bank board meetings are paid by the Bank. All other fees are paid by MWBC.

The following table shows the total compensation paid by both MWBC and the Bank to our non-employee directors for fiscal year 2015:

2015 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash 2015

Bernard G. Buerger	$30,805
John W. Croxton	28,725
Gerald E. Grove	29,005
David M. Tedtman (1)	58,144
Bruce N. Thompson	29,905

(1)	Mr. Tedtman's fees include $56,394 in consulting fees for accounting and SEC reporting work performed.

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Deferred Compensation Plan

Watch Hill Bank previously maintained a deferred compensation plan for directors that generally provided for a benefit equal to the present value of 120 monthly payments of Board fees, assuming such monthly payments equaled 80% of a participant's final Board fees. In fiscal year 2013, Watch Hill Bank terminated the plan. Pursuant to the termination of the plan, the benefits, which had been accrued through the date of termination, were distributed in two equal payments on July 1, 2014 and February 1, 2015. The following payments were made to non-employee directors:

Name	Payment

Bernard G. Buerger	$299,428
John W. Croxton	285,169
Gerald E. Grove	275,664
Bruce N. Thompson	287,546

Executive Officers

In addition to Mr. Niesen, the following persons are executive officers of MWBC or the Bank. Those who are executive officers only of the Bank may be deemed to participate in policy making for MWBC and therefore be considered executive officers of MWBC.

Name	Age	Positions Held During Last Five Years

Michelle L. Alltop	40	Corporate Secretary of MWBC and, since June 2013, Executive Vice President, Chief Operations Officer of the Bank. Ms. Alltop previously was employed by Columbia Savings Bank, serving that bank as Chief Financial Officer from April 2011 to May 2013 and as Controller from April 2007 to April 2011. Ms. Alltop has over 18 years of experience in the banking industry.

Karan A. Kiser	57	Executive Vice President of Lending since July 2012. Ms. Kiser previously served as the Senior Vice President of Lending for RiverHills Bank from February 2006 to June 2012. Ms. Kiser also served in senior management of two of the largest community banks in Cincinnati, Ohio. She managed a mortgage banking operation at a community bank which was the third largest mortgage loan originator in Cincinnati Ohio.

Jill M. Ulrich	49	Senior Vice President and Chief Financial Officer of MWBC and of the Bank since April 2015. Ms. Ulrich is a Certified Public Accountant and previously served as the Vice President and Controller for The National Bank and Trust Company in Wilmington, Ohio, from August 2001 to March 2015. Ms. Ulrich has 27 years of experience in the banking industry.

As previously announced, effective October 1, 2015, Julie M. Bertsch will replace Ms. Ulrich as Executive Vice President and Chief Financial Officer of MWBC and of the Bank. Ms. Bertsch, age 53, has served since 2012 as Vice President and Controller of United Community Bank. Prior to that time, she served as Vice President and Treasurer of RiverHills Bank for approximately six years following a ten-year career in the field of public accounting, primarily with financial institutions.

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Executive Compensation

The following table presents certain information regarding the compensation received by our Chief Executive Officer and President and the two other most highly compensated executive officers of MWBC or the Bank who served in such capacity during the fiscal year ended June 30, 2015 (the "Named Executive Officers"). All compensation is paid by the Bank, and MWBC does not separately employ or compensate the Bank’s employees.

2015 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (2)	Total ($)

Gregory P. Niesen	2015	$184,450		$12,500	$-	$-	$10,300	$189,705
Chief Executive Officer and	2014	143,557	(1)	4,808	-	-	16,567	164,923
President of MWBC and Bank

Michelle L. Alltop	2015	89,950		12,000	-	-	2,848	104,798
Executive Vice President and
Chief Operations Officer of Bank

Karan A. Kiser	2015	94,474		12,000	-	-	2,984	109,458
Executive Vice President of
Lending of Bank

(1)	Includes Board fees in the amount of $18,150.

(2)	The following table presents the components of All Other Compensation for the Named Executive Officers presented in the 2015 Summary Compensation Table:

2015 ALL OTHER COMPENSATION TABLE

Name and Principal Position	Year	401(k) Matching Contributions	Automobile	Cash in Lieu of Vacation	Long- Term Disability	Total All Other Compensation

Gregory P. Niesen	2015	$4,989	$2,834	$-	$2,477	$10,300
Chief Executive Officer	2014	4,696	1,281	8,173	2,417	16,567
and President of
MWBC and Bank

Michelle L. Alltop	2015	2,848	-	-	-	2,848
Executive Vice President
and Chief Operations
Officer of Bank

Karan A. Kiser	2015	2,984	-	-	-	2,984
Executive Vice President
of Lending of Bank

Mr. Niesen received payments under the terminated Deferred Compensation Plan in fiscal year 2015 totaling $287,546.

Employment and Severance Agreements. Mr. Niesen has an employment agreement with the Bank. The agreement provides for a term currently ending on January 1, 2018, automatically extending each year for another three years unless either the Bank or Mr. Niesen provides a required notice of an intention not to extend the term. The material terms of the employment agreement include the following:

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•	Mr. Niesen is entitled to receive a base salary of $171,300 per year, subject to annual review and increase by the Board.

•	Mr. Niesen is provided with an automobile for business and personal use, and the Bank will pay the cost of such automobile, including insurance, repairs and fuel.

•	Mr. Niesen is provided with long-term disability insurance.

•	Mr. Niesen is eligible for participation in life, dental, disability and other benefit plans of the Bank available to all other full-time employees.

Certain events resulting in Mr. Niesen's termination or resignation entitle him to payments of severance benefits following termination of employment. In the event of his involuntary termination for reasons other than for cause, disability or retirement, or in the event Mr. Niesen resigns during the term of the agreement following (a) failure to appoint Mr. Niesen to the executive position set forth in the agreement, (b) a material change in his function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of his position, (c) relocation of Mr. Niesen's office by more than 10 miles, (d) a material reduction in the benefits or perquisites paid to Mr. Niesen unless such reduction is part of a reduction that is generally applicable to officers or employees of Watch Hill Bank, or (e) a material breach of the employment agreement by Watch Hill Bank, then Mr. Niesen would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus he would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years. In addition, Mr. Niesen would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on his behalf under Watch Hill Bank's defined contribution plans (e.g., 401(k) Plan and the ESOP) had Mr. Niesen continued working for the remaining unexpired term of the employment agreement. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if Mr. Niesen is a "key employee" under IRS rules. In addition, Mr. Niesen would be entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if such coverage is not permitted by applicable law or if providing such benefits would subject Watch Hill Bank to penalties, Mr. Niesen will receive a cash lump sum payment equal to the value of such benefits.

In the event of a change in control of Watch Hill Bank or MW Bancorp followed by Mr. Niesen's involuntary termination other than for cause, disability or retirement, or resignation for one of the reasons set forth above within 18 months thereafter, Mr. Niesen would be entitled to a severance payment in the form of a cash lump sum equal to (a) three times the sum of (i) the highest rate of base salary paid to him at any time, and (ii) the highest bonus paid to him with respect to the three completed fiscal years prior to the change of control, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on Mr. Niesen's behalf under Watch Hill Bank's defined contribution plans if Mr. Niesen had continued working for an additional 36 months after termination of employment, earning the salary that would have been achieved during such period. In addition, Mr. Niesen would be entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for 36 months following the termination of employment, or if such coverage is not permitted by applicable law or if providing such benefits would subject Watch Hill Bank to penalties, Mr. Niesen will receive a cash lump sum payment equal to the value of such benefits. In the event payments made to Mr. Niesen include an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code, such payments will be cut back by the minimum dollar amount necessary to avoid this result.

Under the employment agreement, if Mr. Niesen becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, he will receive benefits under any short-term or long-term disability plans maintained by Watch Hill Bank, plus, if the amounts paid under such disability programs are less than his base salary, Watch Hill Bank will pay Mr. Niesen an additional amount equal to the difference between such disability plan benefits and the amount of his full base salary for the longer of one year or the remaining term of the employment agreement following the termination of employment due to disability. Watch Hill Bank will also provide Mr. Niesen with continued life insurance and non-taxable medical and dental coverage until the earlier of (i) the date he returns to full-time employment with Watch Hill Bank, (ii) Mr. Niesen's full-time employment with another employer, (iii) the expiration of the remaining term of the employment agreement, or (iv) his death.

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In the event of Mr. Niesen's death, his estate or beneficiaries will be paid his base salary for one year from his death, and his family will be entitled to continued non-taxable medical, dental and other insurance for 12 months following his death.

Upon termination of Mr. Niesen's employment, he will be subject to certain restrictions on his ability to compete for six months, or to solicit business or employees of Watch Hill Bank and MWBC for a period of one year following termination. The non-competition provision does not apply if a termination of employment occurs following a change in control or if Mr. Niesen is terminated for a reason other than cause (as defined in the agreement).

Watch Hill Bank has entered into a one-year change in control agreement with each of Ms. Alltop and Ms. Kiser, which will renew for another year only upon a determination by the disinterested members of the Board to renew the agreement. In the event of a change in control followed by the officer's involuntary termination of employment (other than for cause) or resignation for good reason, each of these agreements will provide the officer with a cash lump sum severance payment equal to 12 months of the highest base salary paid to the officer during the term of the agreement, plus the highest bonus paid to the officer during the three completed fiscal years before the change in control, and the continuation of non-taxable medical and dental coverage, with the officer paying his or her share of the employee premiums for 12 months. Good reason will be deemed to exist if the employee experiences a change in title; a reduction in authority, duties or responsibilities; a reduction in base salary and benefits; or a relocation of the employee's principal place of employment by more than 10 miles.

Retirement Compensation. Our executive officers are eligible to participate in the benefit plans available to all full-time employees. First, we have a 401(k) plan to which we make contributions matching a certain percentage of the contributions by each employee of MWBC or the Bank, including officers. Employees are immediately vested in the employer contribution. MWBC also has an employee stock ownership plan that allocates shares of MWBC to accounts of all employees proportionately on the basis of their other compensation. Employees are fully vested in the shares allocated to their account by MWBC after 3 years of service.

Benefits. The Bank provides health and short-term disability insurance benefits for all full-time employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Watch Hill Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Watch Hill Bank made loans to its directors, executive officers and employees through an employee loan program pursuant to which loans were made at a reduced rate. The reduced rate was equivalent to the Bank's cost of funds at origination and was fixed for the term of the loans. On August 5, 2014, the Board terminated the discounted rate feature of the loan program, although existing loans under the program were grandfathered for the life of the loans. The program applied only to first mortgages on residential properties and was available to all employees of Watch Hill Bank.

The following tables set forth information about loans made by Watch Hill Bank to its directors and executive officers pursuant to the reduced rate employee loan program described above with respect to which the largest amount of all indebtedness outstanding and the amount of interest owed during the years shown exceeded $120,000. Except for the reduced interest rates, all loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including collateral, as those prevailing at the time for comparable loans to persons not related to Watch Hill Bank, and did not involve more than the normal risk of collectability. Due to the below market rates and longer fixed terms of these loans, the loans have a higher level of market value risk, which increases with a rise in long-term interest rates.

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Name	Type of Loan	Largest Aggregate Balance from July 1, 2014 to June 30, 2015	Interest Rate on June 30, 2015	Principal Balance on June 30, 2015	Amount of Principal Paid from July 1, 2014 to June 30, 2015	Amount of Interest Paid from July 1, 2014 to June 30, 2015

Bernard G. Buerger	Residential Mortgage	$209,728	1.44%	$201,896	$7,832	$2,969
John W. Croxton	Residential Mortgage	108,712	4.50	105,760	2,952	4,600
Bruce N. Thompson	Residential Mortgage	325,364	1.44	312,417	12,947	5,672
Gerald E. Grove	Residential Mortgage	123,570	1.44	119,727	3,843	1,754
Gregory P. Niesen	Residential Mortgage	302,360	1.44	293,712	8,648	5,376
Karan A. Kiser	Residential Mortgage	290,905	1.24	282,476	8,429	3,560
Michelle L. Alltop	Residential Mortgage	197,085	1.27	191,031	6,054	3,012

Name	Type of Loan	Largest Aggregate Balance from July 1, 2013 to June 30, 2014	Interest Rate on June 30, 2014	Principal Balance on June 30, 2014	Amount of Principal Paid from July 1, 2013 to June 30, 2014	Amount of Interest Paid from July 1, 2013 to June 30, 2014

Bernard G. Buerger	Residential Mortgage	$217,108	1.44%	$209,728	$7,380	$2,820
John W. Croxton	Residential Mortgage	110,000	4.50	108,712	1,288	3,476
Bruce N. Thompson	Residential Mortgage	338,127	1.44	325,364	12,763	4,785
Gerald E. Grove	Residential Mortgage	127,359	1.44	123,570	3,789	1,809
Gregory P. Niesen	Residential Mortgage	310,984	1.44	302,360	8,624	4,421
Karan A. Kiser	Residential Mortgage	290,905	1.24	290,905	—	2,056
Michelle L. Alltop	Residential Mortgage	199,200	1.27	197,085	2,115	972

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, MWBC's directors and executive officers and persons holding more than 10% of our common stock are required to report their ownership of MWBC common stock and changes in such ownership to the SEC and MWBC. The SEC has established specific due dates for such reports. Based upon a review of such reports, each of Mr. Tedtman and Ms. Ulrich filed late one Form 3 upon becoming a Section 16 reporting person. Neither of Mr. Tedtman nor Ms. Ulrich owned any MWBC stock at the time of becoming a director or filing the Form 3.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of MWBC is comprised of four directors, all of whom are considered "independent" under Rule 4200(a)(14) of NASDAQ's listing standards. The Audit Committee is responsible for overseeing MWBC's accounting functions and controls, as well as selecting and retaining an accounting firm to audit our financial statements. The Board has adopted a Charter to set forth the responsibilities of the Audit Committee.

The Audit Committee received and reviewed the report of Elliot Davis Decosimo, LLC ("EDD") regarding the results of their audit, as well as the written disclosures and the letter from EDD required by applicable requirements of the Public Company Accounting Oversight Board regarding EDD's communications with the Audit Committee concerning independence, and has discussed EDD's independence with a representative of EDD. The Audit Committee reviewed and discussed the audited financial statements with the management of MWBC. A representative of EDD also discussed with the Audit Committee the matters required to be discussed by Statement of Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Discussions between the Audit Committee and the representative of EDD included the following:

•	EDD's responsibilities in accordance with generally accepted auditing standards;

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•	the initial selection of, and whether there were any changes in, significant accounting policies or their application;
•	management's judgments and accounting estimates;
•	whether there were any significant audit adjustments or uncorrected misstatements determined by management to be immaterial;
•	whether there were any disagreements with management;
•	whether there was any consultation with other accountants;
•	whether there were any major issues discussed with management prior to EDD's retention;
•	whether EDD encountered any difficulties in performing the audit;
•	EDD's judgments about the quality of MWBC's accounting principles; and
•	EDD's responsibilities for information prepared by management that is included in documents containing audited financial statements.

Based on its review of the financial statements and its discussions with management and the representative of EDD, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2015, to be filed with the SEC.

Submitted by the Audit Committee:

Bernard G. Buerger

John W. Croxton

Gerald E. Grove

Bruce N. Thompson

PROXY ITEM 2: RATIFICATION OF THE SELECTION OF ELLIOTT DAVIS DECOSIMO, LLC, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected EDD as MWBC's independent registered public accounting firm for fiscal year 2016. EDD has served as MWBC's independent registered public accounting firm since February 24, 2015. Although not required, our stockholders are being asked to ratify the appointment of EDD as MWBC's independent public accounting firm for fiscal year 2016 as a matter of good corporate practice and to determine stockholder confidence in the firm that reviews the quality of MWBC's financial statements. The vote will not be binding on the Audit Committee. If the selection of EDD is not ratified, the Audit Committee will reconsider but may decide to maintain the appointment of EDD. Even if the selection is ratified by the stockholders, the Audit Committee may, in its discretion, retain a different independent registered public accounting firm at any time if such change would be in the best interests of MWBC and its stockholders.

Management of MWBC expects that a representative of EDD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the ratification of the selection of Elliott Davis Decosimo, LLC as MWBC's independent registered public accounting firm for fiscal year 2016.

Change in Independent Registered Public Accounting Firm

BKD LLP ("BKD") audited the Bank's financial statements for the years ended June 30, 2013 and 2012, in accordance with AICPA standards. At the time BKD performed audit services for the Bank, the Bank was not a public company and was not subject to SEC regulations. In connection with MWBC's stock offering, on March 4, 2014, the Bank dismissed BKD, and on June 2, 2014, the Bank engaged Crowe Horwath LLP ("Crowe Horwath") as its independent registered public accounting firm to audit the Bank's financial statements as of and for the years ended June 30, 2014 and 2013. Prior to engaging Crowe Horwath, the Bank did not consult with Crowe Horwath during the years ended June 30, 2014 and 2013, on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Bank's financial statements, or any other matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event as that term is defined in Item 304(a)(1)(v) of Item 304 and the related instructions. The engagement of Crowe Horwath was approved by the audit committee of the board of directors of the Bank.

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BKD's reports on the financial statements of the Bank for the years ended June 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The Bank had no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused BKD to make reference in connection with its opinion to the subject matter of the disagreement during its audits of the years ended June 30, 2013 and 2012. During the two most recent fiscal years preceding the Bank's discharge of BKD, and the subsequent interim period through March 4, 2014, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

BKD was provided with a copy of the above statements on or about September 10, 2014, and the Bank requested that it furnish a letter to the SEC stating whether or not it agreed with these statements. BKD furnished a letter dated September 23, 2014 addressed to the SEC and filed as Exhibit 16 to MWBC's registration statement stating its agreement with the above statements as they relate to BKD.

On February 24, 2015, the Audit Committee of MWBC dismissed Crowe Horwath as MWBC's principal accountant, effective immediately.  The reports of Crowe Horwath on the Bank's financial statements for the years ended June 30, 2014 and 2013, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended June 30, 2014 and 2013, and through February 24, 2015, the Bank did not have any disagreements with Crowe Horwath on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Crowe Horwath's satisfaction, would have caused them to make reference thereto in their reports on the Bank's financial statements for such periods.

During the years ended June 30, 2014 and 2013, and through February 24, 2015, there were the following "reportable events" (as such term is defined in Item 304 of Regulation S-K).  As previously disclosed, in connection with the audit of the Bank's fiscal year 2013 and 2014 financial statements, the Bank's independent registered public accounting firm issued a letter to the Bank's Audit Committee identifying three material weaknesses in the Bank's internal control over financial reporting. A material weakness is a deficiency or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis. These material weaknesses related to (i) the Bank's process and conclusion with respect to its assessment of the ability to realize its net deferred tax assets, (ii) weaknesses identified in the fiscal year 2013 allowance for loan losses ("ALL") calculation, and (iii) weaknesses identified in the fiscal year 2014 ALL calculation.  Information regarding each material weakness can be found in MWBC's registration statement on Form S-1, as amended (SEC Registration No. 333-198668), which was declared effective as of November 12, 2014, and MWBC's Quarterly Report on Form 10-Q for the three months ended December 31, 2014 (SEC File No. 000-55356).

MWBC provided Crowe Horwath with a copy of the above disclosures and requested Crowe Horwath to furnish to MWBC a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from Crowe Horwath was attached as Exhibit 16.1 in a current report on Form 8-K filed on March 2, 2015.

MWBC has implemented revisions to its internal controls to address these deficiencies, including, but not limited to, periodic reviews of the deferred tax valuation allowance and secondary verification of the assumptions and data used in the allowance for loan losses calculation, and management believes these weaknesses have been remediated and these internal controls are now adequate.

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On February 24, 2015 (the "Engagement Date"), MWBC engaged EDD as its independent registered public accounting firm for MWBC's fiscal year ended June 30, 2015.  The decision to engage EDD as MWBC's independent registered public accounting firm was approved by MWBC's Audit Committee.

During the two most recent fiscal years and through the Engagement Date, neither MWBC nor the Bank has consulted with EDD regarding either:

i)	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MWBC's or the Bank's financial statements, and neither a written report was provided to MWBC or the Bank nor oral advice was provided that EDD concluded was an important factor considered by MWBC or the Bank in reaching a decision as to the accounting, auditing or financial reporting issue; or

ii)	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instruction thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Audit Fees

EDD billed MWBC $53,900 for professional services in connection with the audit of MWBC's annual financial statements and the review of financial statements included in MWBC's Forms 10-K and 10-Q during 2015.

Crowe Horwath billed MWBC $320,005 for professional services in connection with the audit of MWBC's annual financial statements and the review of financial statements for 2014 and 2013 included in MWBC's Registration Statement on Form S-1 and Quarterly Reports on Form 10-Q filed during 2014.

Audit-Related Fees

During 2015, EDD did not perform any audit-related services for MWBC or the Bank and therefore had no such billings.

Crowe Horwath billed MWBC $1,100 for audit-related services not included under the heading "Audit Fees" in 2014.

Tax Fees

During 2015, EDD billed MWBC $6,050 for tax compliance, tax planning and tax advice services, including preparation of tax returns.

Crowe Horwath billed MWBC $7,950 for tax compliance, tax planning and tax advice services during 2014.

All Other Fees

During 2015, EDD did not perform any services for MWBC or the Bank other than the services discussed under the headings "Audit Fees," "Audit Related Fees" or "Tax Fees."

During 2014, Crowe Horwath did not perform any services for MWBC or the Bank other than the services referenced under the headings "Audit Fees," "Audit Related Fees" or "Tax Fees."

The Audit Committee of MWBC pre-approves all services to be performed by its independent auditor for MWBC, and during 2015, all services provided by EDD for MWBC were approved in advance by MWBC's Audit Committee.

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STOCKHOLDER PROPOSALS AND OTHER MATTERS

Proxy Statement Proposals

Under SEC rules, stockholders wishing to submit proposals for inclusion in the proxy statement for the 2016 annual meeting of stockholders must submit such proposals to MWBC at 2110 Beechmont Avenue, Cincinnati, OH 45230, Attention: Corporate Secretary, on or before May 28, 2016.

Other Proposals and Nominations

Our Bylaws govern the submission of director nominations or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in MWBC's proxy statement for that meeting. Under our Bylaws, director nominations or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary not later than the close of business on July 8, 2016 and not earlier than June 29, 2016. The notice must contain the information required by the Bylaws.

These advance notice provisions in the Bylaws are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws may be obtained from the Corporate Secretary, Michelle L. Alltop.

Management knows of no other business that may be brought before the Annual Meeting. The persons named in the enclosed Proxy intend to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

The Board expects all directors to make every reasonable effort to attend meetings of the stockholders of MWBC. The 2015 Annual Meeting is the first stockholder meeting of MWBC. All directors of the Bank attended the 2014 annual meeting of members of the Bank.

A MWBC stockholder who wants to communicate with the Board or with any individual director should write to:

MW Bancorp, Inc.

Attention: Board of Directors

2110 Beechmont Avenue

Cincinnati, Ohio 45230

The letter should indicate that the author is a MWBC stockholder and, if the shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Secretary will:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly (for example, where it is a request for information about MWBC or it is a stock-related matter); or
•	not forward the communication if it is primarily commercial in nature, related to an improper or irrelevant topic, or unduly hostile, threatening, illegal or otherwise inappropriate.

At each meeting of the Board, the Secretary will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

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IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

By Order of the Board of Directors

/s/ Michelle L. Alltop
Michelle L. Alltop, Secretary
September 25, 2015

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MW Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on October 27, 2015.

Vote by Internet

- Go to **www.investorvote.com/MWBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all the nominees and FOR Proposal 2.

1. The election of two directors to serve for a term of three years each; the following have been nominated by the Board.

	For	Withhold		For	Withhold
01 - John W. Croxton	☐	☐	02 - David M. Tedtman	☐	☐

	For	Against	Abstain
2. The ratification of the selection of Elliott Davis Decosimo, LLP as the independent registered public accounting firm for fiscal year 2016, as proposed and recommended by the Board.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1UPX 2464781

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

025QJE

2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
MW Bancorp, Inc. Shareholders

October 27, 2015, 2:00 p.m. Local Time
Anderson Center Building
7850 Five Mile Road, Cincinnati, Ohio

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MW Bancorp, Inc.

Notice of 2015 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — October 27, 2015

Bernard G. Buerger and Gerald E. Grove, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of MW Bancorp, Inc. to be held on October 27, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

All proxies previously given by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K.

(Items to be voted appear on reverse side.)

MW Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all the nominees and FOR Proposal 2.

1. The election of two directors to serve for a term of three years each; the following have been nominated by the Board.

	For	Withhold		For	Withhold
01 - John W. Croxton	☐	☐	02 - David M. Tedtman	☐	☐

	For	Against	Abstain
2. The ratification of the selection of Elliott Davis Decosimo, LLP as the independent registered public accounting firm for fiscal year 2016, as proposed and recommended by the Board.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 4 6 4 7 8 2

025QKE

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MW Bancorp, Inc.

Notice of 2015 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — October 27, 2015

Bernard G. Buerger and Gerald E. Grove, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of MW Bancorp, Inc. to be held on October 27, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

All proxies previously given by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K.

(Items to be voted appear on reverse side.)

MW Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK______________

MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Admission Ticket

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your Instructions, you may choose one of the voting methods outlined below to provide your instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Instructions submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on October 27, 2015.

Vote by Internet

- Go to **www.investorvote.com/MWBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Annual Meeting ESOP Voting Instruction Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all the nominees and FOR Proposal 2.

1. The election of two directors to serve for a term of three years each; the following have been nominated by the Board.

	For	Withhold		For	Withhold
01 - John W. Croxton	☐	☐	02 - David M. Tedtman	☐	☐

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	For	Against	Abstain
2. The ratification of the selection of Elliott Davis Decosimo, LLP as the independent registered public accounting firm for fiscal year 2016, as proposed and recommended by the Board.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
MW Bancorp, Inc. Shareholders

October 27, 2015, 2:00 p.m. Local Time
Anderson Center Building
7850 Five Mile Road, Cincinnati, Ohio

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ESOP Voting Instructions — MW Bancorp, Inc.

Notice of 2015 Annual Meeting of Shareholders

ESOP Voting Instruction Solicited by Board of Directors and ESOP Trustee for Annual Meeting — October 27, 2015

The undersigned participant in Watch Hill Bank's Employee Stock Ownership Plan (the "ESOP"), who is deemed, solely for purposes of instructing the Trustee of the ESOP with respect to the voting of shares held in the ESOP, to own one share of MW Bancorp, Inc., common stock, hereby instructs the Trustee to cast such one vote at the MW Bancorp, Inc., 2015 Annual Meeting of Stockholders to be held on October 27, 2015, or at any adjournment of such Annual Meeting, as directed by the undersigned on the reverse side of this Instruction Card.

Subject to the Trustee's fiduciary duties, the share represented by this Instruction will be voted as directed by the participant; provided, however, that the Trustee will vote all unallocated shares, all allocated shares for which the Trustee receives no direction, and all shares for which participants vote to abstain in the same proportions as it votes the shares for which the Trustee has received instructions from participants.

The Trustee will vote in its discretion, in accordance with its fiduciary duties and in accordance with the ESOP, upon such other business as may properly come before the meeting.

All instructions previously given by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K.

(Items to be voted appear on reverse side.)